SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):             March 20, 1998
                                                 ---------------------------



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                     1-9532                13-1964841
(State or other jurisdiction       (Commission     (IRS Employer Identification
 of Incorporation or               File Number)      Number)
 organization)



150 Marcus Boulevard, Hauppauge, New York                   11788
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:           (516) 231-7750
                                                              --------------



                                      NONE
     (Former name, former address and former fiscal year, if changed since last report)


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Item 5.    Other Events

A.         Eleventh Amendment to the Second Amended and Restated Credit
           Agreement

     Effective March 20, 1998, the Company executed an Eleventh Amendment to the Company's Second Amended and Restated Credit Agreement (the "Amendment"). The Amendment, among other things, changed the definition of "Borrowing Base" thereby increasing the amount of credit available to the Company (see Exhibit 1 annexed).

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     SIGNATURES  Pursuant to the requirements of the Securities  Exchange Act of
1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AUDIOVOX CORPORATION


Dated:  March 31, 1998             By:      s/Charles M. Stoehr
                                            -------------------------
                                            Charles M. Stoehr
                                            Senior Vice President and
                                            Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit                                     Description

   1 Eleventh Amendment to the Audiovox Corporation Second Amended and Restated Credit Agreement

     ELEVENTH AMENDMENT, dated as of March 20, 1998 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of May 5, 1995 (as amended pursuant to the First Amendment thereto dated as of December 22, 1995, the Second Amendment thereto dated as of February 9, 1996, the Third Amendment thereto dated as of May 13, 1996, the Fourth Amendment and Consent thereto, dated as of July 29, 1996, the Fifth Amendment thereto dated as of September 10, 1996, the Sixth Amendment thereto dated as of November 27, 1996, the Seventh Amendment and Waiver thereto dated as of February 5, 1997, the Eighth Amendment thereto dated as of March 7, 1997, the Ninth Amendment thereto dated as of August 19, 1997, the Tenth Amendment thereto dated as of October 24, 1997 and this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AUDIOVOX CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").


                              W I T N E S S E T H :


     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

     WHEREAS, the Borrower has requested that the Lenders amend certain terms in the Credit Agreement in the manner provided for herein; and

     WHEREAS, the Agent and the Lenders are willing to agree to the requested amendment;

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

     2. Amendment of Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the first sentence of the definition of "Borrowing Base" and substituting in lieu thereof the following new sentence:

         "on any date of determination thereof, the sum of (a) 75% of the aggregate amount of Eligible Accounts of the Borrower and its consolidated Domestic and Canadian Subsidiaries on such date of determination and (b) the lesser of (i) 30% of the aggregate amount of Eligible Inventory of the Borrower and its consolidated Domestic and Canadian Subsidiaries on such date of determination and (ii) $35,000,000."



                                    Exhibit 1

     3. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

     4. Effectiveness. This Amendment shall become effective as of the date first written above upon receipt by the Agent of (a) counterparts of this Amendment duly executed by the Borrower and all the Lenders and (b) an amendment fee of $10,000 from the Borrower to be shared ratably by the Lenders. Upon the effectiveness of this Amendment, the Borrower shall deliver a new Borrowing Base Certificate as of the date of the most recent Borrowing Base Certificate delivered pursuant to subsection 8.2(g) of the Credit Agreement setting forth the calculation of the Borrowing Base after giving effect to this Amendment.

     5. Continuing Effect; No Other Amendments. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific subsection of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agent's or the Lenders' willingness to consent to any action requiring consent under or to waive or amend, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

     6. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     7. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

     8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.




                                    Exhibit 1

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

AUDIOVOX CORPORATION


By: s/Charles M. Stoehr
    Name: Charles M. Stoehr
    Title:  Senior Vice President and Chief Financial
            Officer


THE CHASE MANHATTAN BANK,
   as Agent and as a Lender


By: s/John Budzynski
    Name:  John Budzynski
    Title:  Assistant Treasurer


FLEET BANK, N.A., as a Lender


By: s/Steven J. Melicharek
    Name:  Steven J. Melicharek
    Title: Senior Vice President


BANKBOSTON, as a Lender


By: s/Robert J. Brandow
    Name:  Robert J. Brandow
    Title: Director





                                    Exhibit 1

EUROPEAN AMERICAN BANK,
  as a Lender


By: s/Stuart N. Berman
    Name:  Stuart N. Berman
    Title: Vice President


THE CIT GROUP/BUSINESS CREDIT, INC.
  as a Lender


By: s/Karen Hoffman
     Name:  Karen Hoffman
     Title: Assistant Vice President

MELLON BANK, N.A.,
  as a Lender


By: s/Christine G. Dekajlo
     Name:  Christine G. Dekajlo
     Title: First Vice President


                                    Exhibit 1


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                                                                               1




                           ACKNOWLEDGEMENT AND CONSENT

     Each of the undersigned corporations (i) as a guarantor under that certain Amended and Restated Subsidiaries Guarantee, dated as of March 15, 1994 (the "Guarantee"), made by each of such corporations in favor of the Collateral Agent and (ii) as a grantor under that certain Amended and Restated Security Agreement, dated as of March 15, 1994 (the "Security Agreement"), made by each of such corporations in favor of the Collateral Agent, confirms and agrees that the Guarantee and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and the Guarantee and the Security Agreement and all of the Subsidiaries Collateral (as defined in the Security Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) and the Secured Obligations (as defined in the Security Agreement), as the case may be, pursuant to the terms of the Guarantee or the Security Agreement, as the case may be. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Eleventh Amendment to which this Acknowledgement and Consent is attached.


QUINTEX COMMUNICATIONS CORP.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Vice President

QUINTEX MOBILE
COMMUNICATIONS CORP.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Vice President

HERMES TELECOMMUNICATIONS
INC.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Secretary/Treasurer

LENEX CORPORATION


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Secretary/Treasurer


AMERICAN RADIO CORP.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Vice President

AUDIOVOX INTERNATIONAL CORP.



By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Vice President



                                    Exhibit 1

AUDIOVOX HOLDING CORP.



By: s/Chris Lazarides
     Name:  Chris Lazarides
     Title: President

AUDIOVOX CANADA LIMITED


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Vice President


AUDIOVOX ASIA INC.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Vice President


AUDIOVOX LATIN AMERICA LTD.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Vice President


AUDIOVOX COMMUNICATIONS CORP.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Vice President



Dated as of March 20, 1998


                                    Exhibit 1

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